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                                                                   EXHIBIT 10.18


                                PROMISSORY NOTE
                                ---------------


$_____________                                                 [Date]
                                                               Wayne, New Jersey

     For value received, the undersigned promises to pay to the order of Audible Inc. (hereinafter "Holder"), at 65 Willowbrook Boulevard Wayne New Jersey 07470, or at such other place as the Holder may from time to time direct, the principal sum of ______ ($______) (the "Principal Sum"), with interest computed annually on the unpaid portion of the Principal Sum at an annual rate of eight percent (8%). All accrued but unpaid Principal Sum and interest shall be due and payable on __________. This Note may be prepaid in whole or in part at any time without penalty. Any such prepayment shall be applied first to accrued interest and then to principal.

     The rate of interest chargeable under this Note will not exceed applicable legal limits and in the event a payment is made by the undersigned or received by the Holder in excess of the applicable legal limits, such excess payment shall be credited as a payment of principal.

     The undersigned hereby waives demand, presentment for payment, protest and notice of dishonor, and agrees that at any time and from time to time and with or without consideration, the Holder may without notice to or further consent of the undersigned and without in any manner releasing, lessening, or affecting the obligations of the undersigned: (1) release, surrender, waive, add, substitute, settle, exchange, compromise, modify, extend, or grant indulgences with respect to this Note and the undersigned; and (2) grant any extension or other postponements of the time of payment hereof.

     The occurrence of any one or more of the following events shall constitute a default hereunder: (1) the failure to make any payment of principal or interest when due on this Note and such failure continuing for more than 10 business days following the receipt of notice from the Holder of such failure and Holder's intent to declare a default; (2) the failure to observe or perform any material obligation on the part of the undersigned pursuant to the terms of this Note; (3) the filing of any insolvency proceedings by or against the undersigned pursuant to any federal or state law where a receiver or trustee is appointed with respect to the undersigned or the assets of the undersigned, or
(4) the termination of the undersigned's employment with the Holder.

     If the undersigned shall be in default under this Note and shall not cure such default (i) within 10 business days after written notice thereof from Holder to the undersigned in the case of a monetary default or (ii) within 30 days after written notice thereof from Holder to the undersigned in the case of any other type of default, then, and in any such event, Holder shall have, in addition to any and all rights, powers, remedies and recourses (collectively, "Remedies") available or permitted to Holder, the right and option to declare the unpaid balance of the Principal Sum hereof, together with all accrued and unpaid interest thereon, immediately due and payable without notice, demand or presentment for payment, and to proceed to invoke all Remedies permitted by law. The Remedies available or permitted to Holder hereunder shall be cumulative and concurrent, and not exclusive; and the exercise of any such Remedy shall not be deemed a waiver of the right to exercise at the same time or at any time thereafter any other such Remedy. No delay or omission on the part of Holder in exercising any Remedy available or permitted to him hereunder upon the occurrence of any event of default shall operate as a waiver or preclude the exercise of such Remedy, or any other such Remedy, during the existence of such event of default or upon the occurrence of any subsequent event of default.
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     In the event of any default on this Note, the undersigned shall pay the
Holder any reasonable expenses, costs and attorney's fees which the Holder may incur in connection with the collection of any monies due under this Note or in connection with the enforcement of any rights under this Note or under any other agreement related to the loan evidenced hereby.

     This Note shall be governed by and interpreted under the laws of the State of Delaware (but not including the choice of law rules thereof).

     Each payment hereunder shall be applied first to the payment of all interest accrued hereunder as of the date of such payment, and the balance of such payment shall be applied to the principal amount hereof.

     All notices, demands, requests for modification, consents or approvals under this Note must be in writing and shall be deemed to have been properly given when received by the Holder at its address as above stated, and when hand-delivered or mailed by first class mail, postage prepaid, to the undersigned at the address as it appears below, or at such other place as either party may designate in writing.



                                  __________________________
                                         Name
                                  ___________________________
                                  ___________________________
                                         (address)

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